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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 27, 2000
                                                        ----------------

                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                    31-4156620
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      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                        77002
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(Address of Principal Executive Offices)                    (Zip Code)

                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.        Other Events.

On January 27, 2000, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the fourth quarter and full year of 1999.

Item 7.        Financial Statements and Exhibits.

               Exhibits

               99.1 Company Press Release Dated January 27, 2000 Titled "Cooper Industries Reports 14% Revenue Growth for Fourth Quarter 1999."


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 COOPER INDUSTRIES, INC.

                                                 (Registrant)



Date:   January 27, 2000                          /s/ Diane K. Schumacher
                                                  ------------------------------
                                                  Diane K. Schumacher
                                                  Senior Vice President, General
                                                    Counsel and Secretary

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                                  EXHIBIT INDEX


Exhibit No.

99.1 Company Press Release Dated January 27, 2000 Titled "Cooper Industries Reports 14% Revenue Growth for Fourth Quarter 1999."